INVESCO VARIABLE INVESTMENT FUNDS, INC.

                          INVESCO VIF--Technology Fund

                         Supplement dated August 1, 2003
                       to Prospectus dated April 30, 2003


Effective August 1, 2003, the section of the Prospectus entitled "Portfolio Managers" is amended to add:

CHRIS DRIES is a Portfolio Manager for the INVESCO Technology Fund. Chris joined INVESCO in 1993, and was promoted to the investment division in 1995. He previously held the position of manager of investment operations for the investment division at INVESCO. Chris received his master's degree in finance from the University of Colorado at Denver and his bachelor's degree in finance from the University of Colorado at Boulder.

MICHELLE FENTON is a Portfolio Manager of INVESCO Dynamics Fund and INVESCO Mid-Cap Growth Fund. Michelle is also a Portfolio Manager for the INVESCO Technology Fund. She is a CFA charterholder. Michelle has more than eight years of investment industry experience. Before joining the investment division of INVESCO in 1998, Michelle worked at Berger Funds as an equity analyst. Prior to that, she was a research analyst at Smith Barney. Michelle received her bachelor's degree in finance from Montana State University.